Exhibit 23

Consent of Independent Auditors

We consent to the use of our report dated February 25, 2006 with respect to the financial statements of Keurig, Incorporated for the year ended December 31, 2005 incorporated by reference in Green Mountain Coffee Roasters, Inc.'s Form 8-K/A filed with the Securities and Exchange Commission.

                                                                                                                                            /s/ ERNST & YOUNG LLP

Boston, Massachusetts
August 25, 2006